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                                                                      EXHIBIT 99


                        CERTIFICATION OF PERIODIC REPORT

I, Orin C. Smith, president and chief executive officer of Starbucks Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Orin C. Smith
                                           -------------------------------------
                                           Orin C. Smith
                                           president and chief executive officer


I, Michael Casey, executive vice president and chief financial officer of Starbucks Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that

(3) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Michael Casey
                                            ------------------------------------
                                            Michael Casey
                                            executive vice president
                                               and chief financial officer



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